EXHIBIT "99"

                       EAST TEXAS FINANCIAL SERVICES, INC.


           1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910
                        903-593-1767 o Fax 903-593-1094


                                  NEWS RELEASE


For verification, contact: Gerald W. Free, Vice Chairman/President/CEO
                   Derrell W. Chapman, Vice President/COO/CFO

Telephone:        (903) 593-1767
Fax:              (903) 593-1094

For immediate release, April 23, 1998
------------------------------------------------------------------------------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                         ANNOUNCES QUARTER END EARNINGS
                                       AND
                         QUARTERLY CASH DIVIDEND PAYMENT


Tyler, Texas, April 23, 1998, - - - East Texas Financial Services, Inc. (NASDAQ:
ETFS), the holding company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the six months ended March 31, 1998 was $302,099 or $.21 per share, compared to $369,023 or $.25 per share for the six month period ended March 31, 1997.

For the three month period ended March 31, 1998, the Company reported net income of $157,795 or $.11 per share, compared to $185,793 or $.12 per share for the three month period ended March 31, 1997.

As a result of the Company's 3 for 2 stock split on March 25, 1998, there was a restatement of per share data for all periods.

Gerald W. Free, Vice Chairman, President and CEO, announced that the Company would continue its quarterly cash dividend of $.05 per share, to be paid on May 27, 1998 to stockholders of record as of May 13, 1998. "Although the market price of the Company's stock decreased as a result of the recent 3 for 2 stock split, the Company's Board of Directors elected to continue paying a $.05 per share quarterly dividend," stated Mr. Free. "Based on recent trades of $16.125 per share, the $.05 per share cash dividend would equate to an annual dividend yield of approximately 1.25%."

Loans receivable totaled $61.2 million at March 31, 1998, a $4.1 million increase from the $57.1 million reported at September 30, 1997. For the six months ended March 31, 1998, the Company originated approximately 187 mortgage loans totaling $16.0 million, compared to 100 loans totaling $9.7 million for the same period in 1997.

Total assets were reported as $120.9 million at March 31, 1998, compared to $115.9 million at September 30, 1997. Total stockholders' equity was reported as $21.1 million at March 31, 1998, compared to $20.9 million at September 30, 1997.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported at March 31, 1998, as 14.9% for both tangible and core capital ratios, well in excess of the minimum required levels of 1.5% and 4.0% respectively. The Association's risk-based capital ratio was 39.0% of risk-weighted assets at March 31, 1998, compared to the minimum 8.0% regulatory requirement. At March 31, 1998, the Association was considered a "well capitalized" institution.

At March 31, 1998, non-performing assets totaled $496,000 or .41% of total assets as compared to $310,000 or .27% of total assets at September 30, 1997. Non-performing loans equaled $326,000 or .53% of loans receivable at March 31, 1998, compared to $310,000 or .54% at September 30, 1997. Classified assets were reported as $954,000 or .79% of total assets at March 31, 1998, compared to $904,000 or .78% of total assets at September 30, 1997.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates two full service offices and two loan agency offices in the Tyler area.

At March 31, 1998, the Company had outstanding 1,539,461 shares of stock and reported a "book value" per share of $13.69. The Company's stock is traded under the symbol "ETFS" on the NASDAQ National Market System and is listed in most daily newspapers as "EasTxFnl".

                       - selected financial data follows -

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                       March 31, 1998         September 30, 1997
                                                                       --------------         ------------------
                                                                        (Unaudited)
                        ASSETS
Cash and due from banks                                                $     910,924           $     508,729
Interest-bearing deposits with banks                                       4,190,911               6,422,404
Interest earning time deposits with financial institutions                 1,467,617               1,565,573
Federal funds sold                                                           755,226                 753,847
Mortgage-backed securities available for sale                              8,979,785               4,356,271
Investment securities held-to-maturity (estimated market value of $25,145,293 at March 31, 1998, and $30,114,685
     at September 30, 1997)                                               25,059,420              23,058,359
Mortgage-backed securities held-to-maturity (estimated market value of $14,607,615 at March 31, 1998, and
     $25,383,579 at September 30, 1997)                                   14,264,392              18,151,765
Loans receivable, net of allowance for credit losses
     of $236,107 at March 31, 1998, and $272,851
     at September 30, 1997                                                61,193,852              57,110,029
Accrued interest receivable                                                  927,132                 885,383
Federal Home Loan Bank stock, at cost                                      1,036,000               1,005,700
Premises and equipment                                                     1,070,893               1,123,311
Foreclosed real estate, net of allowances of $-0-                            170,200                       0
Mortgage servicing rights                                                    178,777                 149,094
Other assets                                                                 737,520                 858,147
                                                                       -------------           -------------

         Total Assets                                                  $ 120,942,649           $ 115,948,612
                                                                       =============           =============

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                       March 31, 1998         September 30, 1997
                                                                       --------------         ------------------
                                                                        (Unaudited)
     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Demand deposits                                                   $   1,554,898           $   1,882,109
     Savings and NOW deposits                                              9,778,621               9,771,266
     Other time deposits                                                  76,573,858              76,897,274
                                                                       -------------           -------------
         Total deposits                                                   87,907,377              88,550,649

     FHLB advances                                                        11,025,888               4,195,000
     Advances from borrowers for taxes and insurance                         394,960                 881,685
     Federal income taxes
         Current                                                            (33,820)                       0
         Deferred                                                            112,227                 127,909
     Accrued expenses and other liabilities                                  459,095               1,314,001
                                                                       -------------           -------------

         Total Liabilities                                                99,865,727              95,069,244
                                                                       -------------           -------------

Stockholders' equity:
     Preferred stock, $0.01 par value, 500,000
     shares authorized, none outstanding
     Common stock, $0.01 par value, 5,500,000 shares authorized,
     1,884,492 shares issued                                                  12,564                  12,564
     Additional paid-in capital                                           12,203,160              12,196,879
     Deferred compensation - RRP shares                                    (271,557)               (329,748)
     Unearned employee stock ownership plan shares                         (650,614)               (650,614)
     Unrealized gain/(loss) investments - AFS (net)                         (42,687)                  15,512
     Retained earnings (substantially restricted)                         13,557,073              13,365,792
     Treasury stock, 345,031 shares at cost                              (3,731,017)             (3,731,017)
                                                                       -------------           -------------

         Stock stockholders' equity                                       21,076,922              20,879,368
                                                                       -------------           -------------

         Total liabilities and stockholders' equity                    $ 120,942,649           $ 115,948,612
                                                                       =============           =============

                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                          Three Months                           Six Months
                                                                         Ended March 31,                       Ended March 31,
                                                                          (Unaudited)                           (Unaudited)
                                                                    1998               1997               1998                1997
                                                                 ----------         ----------         ----------         ----------
INTEREST INCOME
   Loans receivable:
     First Mortgage ....................................         $1,152,062         $1,005,529         $2,286,895         $1,973,167
     Consumer and other loans ..........................             40,783             20,401             70,088             40,928
   Securities available for sale:
     Investment securities .............................             15,104             13,716             30,313             27,702
     Mortgage-backed securities ........................            104,684                  0            169,074                  0
   Securities held to maturity:
     Investment securities .............................            406,515            460,336            800,424            938,469
     Mortgage-backed securities ........................            281,066            389,152            595,768            810,586
   Deposits with banks .................................             54,923             65,188            131,885            143,988
                                                                 ----------         ----------         ----------         ----------

       Total interest income ...........................          2,055,137          1,954,322          4,084,447          3,934,840
                                                                 ----------         ----------         ----------         ----------

INTEREST EXPENSE

   Deposits ............................................          1,105,465          1,094,930          2,229,135          2,204,602
   FHLB advances .......................................            121,675                  0            183,848                  0
                                                                 ----------         ----------         ----------         ----------

       Total interest expense ..........................          1,227,140          1,094,930          2,412,983          2,204,602
                                                                 ----------         ----------         ----------         ----------

       Net interest income before
          provision for loan losses ....................            827,998            859,392          1,671,464          1,730,238

   Provision for loan losses ...........................                  0                  0                  0              5,000
                                                                 ----------         ----------         ----------         ----------

       Net interest income after
         provision for loan losses .....................            827,998            859,392          1,671,464          1,725,238
                                                                 ----------         ----------         ----------         ----------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                          Three Months                           Six Months
                                                                         Ended March 31,                       Ended March 31,
                                                                          (Unaudited)                           (Unaudited)
                                                                    1998               1997               1998                1997
                                                                 ----------         ----------         ----------         ----------
NONINTEREST INCOME
   Gain(loss) on sale of
     interest-earning assets ...........................             42,008             18,243             63,445             31,322
   Loan origination and commitment fees ................             18,807             10,074             41,770             27,293
   Loan servicing fees .................................             26,621             15,251             48,924             46,937
   Gain on foreclosed real estate ......................                560                  0                560                  0
   Other ...............................................             10,926             16,985             21,638             32,415
                                                                 ----------         ----------         ----------         ----------

       Total noninterest income ........................             98,922             60,553            176,337            137,967
                                                                 ----------         ----------         ----------         ----------

NONINTEREST EXPENSE
   Compensation and benefits ...........................            460,684            418,099            952,794            845,754
   Occupancy and equipment .............................             45,513             38,196             93,759             72,060
   SAIF deposit insurance premium ......................             14,299              3,124             28,446             51,175
   Loss on foreclosed real estate ......................                  0              5,633                  0              5,691
   Other ...............................................            157,288            162,273            296,954            302,210
                                                                 ----------         ----------         ----------         ----------

       Total noninterest expense .......................            677,784            627,325          1,371,953          1,276,890
                                                                 ----------         ----------         ----------         ----------

Income (loss) before provision
   for income taxes ....................................            249,135            292,620            475,848            586,315

Income tax expense (benefit) ...........................             91,340            106,827            173,749            217,292
                                                                 ----------         ----------         ----------         ----------

NET INCOME (LOSS) ......................................         $  157,795         $  185,793         $  302,099         $  369,023
                                                                 ==========         ==========         ==========         ==========




Earnings per common share ..............................         $      .11         $      .12         $      .21         $      .25
Earnings per common share -
  assuming dilution ....................................                .11                .12                .20                .24